Exhibit 99.2

Poster No. 39941

Efficacy and safety of once-daily umeclidinium/vilanterol 125/25mcg in patients with COPD

Celli, B(1), Crater, G(2), Kilbride, S(3), Mehta, R(2), Tabberer, M(3), Kalberg, C.J.(2), Church, A(2)

(1)Brigham and Women’s Hospital, Boston, MA, USA (2)GlaxoSmithKline, Research Triangle Park, NC, USA (3)GlaxoSmithKline, Stockley Park, Uxbridge, UK

INTRODUCTION

•        Current guidelines recommend treatment with one or more long-acting bronchodilators for patients with moderate-to-very severe chronic obstructive pulmonary disease (COPD).(1),(2)

•        Umeclidinium (UMEC)/vilanterol (VI) is a novel long-acting muscarinic antagonist (LAMA)/long-acting β2-agonist (LABA) combination bronchodilator in development for the maintenance treatment of COPD.

OBJECTIVES

•        To evaluate the efficacy and safety of once-daily UMEC/VI 125/25 mcg compared with its components (UMEC and VI) and placebo in patients with COPD.

METHODS

Study design and treatment

•        Multicenter, randomized, double-blind, placebo-controlled, parallel-group study (ClinicalTrials.gov: NCT01313637; protocol number: DB2113361).

•        Key eligibility criteria:  >40 years of age; clinically established history of COPD; current or former cigarette smokers with >10-pack-year smoking history; post-albuterol forced expiratory volume in 1 second (FEV1)/forced vital capacity (FVC) <0.7 and predicted FEV1 <70%; and a mMRC dyspnea scale score >2.

•        Following a 7 to 14 day run-in, patients were randomized 3:3:3:2 to 24 weeks treatment with UMEC/VI 125/25mcg, UMEC 125mcg, VI 25mcg or placebo once-daily via the ELLIPTATM dry powder inhaler. Concurrent use of inhaled corticosteroids (ICS) and rescue albuterol was allowed.

•        All patients were required to provide written informed consent prior to study participation. The study was conducted in accordance with the declaration of Helsinki, Good Clinical Practice guidelines, and IRB approval was obtained.

Endpoints

•        Primary efficacy: trough FEV1 on Day 169 defined as the mean of the FEV1 values obtained 23 and 24 hours after dosing on treatment Day 168.

•        Additional efficacy included: 0–6h post-dose weighted mean (WM) FEV1; transition dyspnea index (TDI) focal score; St George’s Respiratory Questionnaire (SGRQ) score; rescue albuterol use; and time to first COPD exacerbation.

•        Safety: adverse events (AEs); vital signs; 12-lead ECG and 24-h Holter electrocardiography (ECG); and clinical chemistry and hematology.

•        Plasma pharmacokinetics (PK) were analyzed using population PK methodology.

RESULTS

Patient demographics and baseline characteristics

•        A total of 2114 patients were enrolled; 1489 were included in the intention-to-treat (ITT) population (i.e., randomized and received at least one dose of study medication).

•        Patient demographics and baseline characteristics were similar across treatment groups (Table 1). ICS use was similar across active treatment groups (44–47%) and placebo (50%).

TABLE 1. PATIENT DEMOGRAPHICS AND BASELINE CHARACTERISTICS

	Placebo N=275	UMEC 125 N=407	VI 25 N=404	UMEC/VI 125/25 N=403
Age, years	62.2 (8.53)	63.1 (8.48)	62.8 (8.8)	63.4 (8.08)

Sex, n (%)

Male	175 (64)	270 (66)	265 (66)	264 (66)

Race, n (%)

White	238 (87)	363 (89)	354 (88)	359 (89)

Patients with cardiovascular risk factors, n (%)(a)	150 (55)	220 (54)	236 (58)	233 (58)

Post-albuterol % predicted FEV1	47.6 (12.47)	48.8 (12.32)	48.5 (12.74)	47.7 (12.53)

Post albuterol FEV1, L	1.402 (0.4693)	1.457 (0.5034)	1.436 (0.5071)	1.414 (0.4836)

Post albuterol FEV1/FVC	46.430 (11.3018)	46.972 (10.5943)	47.084 (11.1940)	45.905 (11.0383)

Patients reversible to albuterol(b), n (%)	77 (28)	132 (33)	119 (30)	133 (33)

Values are reported as mean (standard deviation) unless otherwise stated.

(a) Defined as current medical history of angina, myocardial infarction, stroke, diabetes, hypertension, or hyperlipidemia.

(b) Reversible was an increase in FEV1 of >12% and >200 mL following administration of 4 puffs of albuterol.

Efficacy: Trough FEV1

•        Treatment with UMEC/VI 125/25 resulted in statistically significant improvements in trough FEV1 at Day 169 vs. VI, UMEC 125 and placebo (p<0.001, Table 2). Comparisons at all other visits were statistically significant (p<0.001, Figure 1). All comparisons of UMEC 125 and VI vs. placebo were statistically significant (p<0.001).

FIGURE 1. TROUGH FEV1 (ITT POPULATION)

Efficacy: additional endpoints

•        Greater improvements in 0–6h post-dose WM FEV1 were shown for UMEC/VI 125/25 vs. VI, UMEC 125 and placebo (p<0.001 for all comparisons at all visits, Figure 2 and Table 2). Both UMEC 125 and VI consistently improved 0–6h post-dose WM FEV1 vs. placebo (p<0.001, Table 2).

•        Greater improvements in TDI focal score, SGRQ score, and rescue albuterol use were shown with UMEC/VI 125/25 compared with placebo (Table 2).

•        The incidence of COPD exacerbations was lower with UMEC/VI 125/25 (6%), UMEC 125 (8%) and VI (8%) compared with placebo (14%). Analysis of time to first exacerbation showed that patients on UMEC/VI 125/25 had a lower risk of exacerbation vs. placebo (hazard ratio: 0.4; 95% CI: 0.2, 0.6 [p<0.001]; corresponding to a risk reduction of 60%).

TABLE 2: EFFICACY ENDPOINT COMPARISONS

(ITT POPULATION)

	UMEC 125 (N=407)	VI 25 (N=404)	UMEC/VI 125/25 (N=403)
Trough FEV1 at Day 169, L(a)
Difference vs. placebo (95% CI)	0.160* (0.122,0.198)	0.124* (0.086,0.162)	0.238* (0.200,0.276)
UMEC/VI 125/25 vs. monotherapy (95% CI)	0.079* (0.046,0.112)	0.114* (0.081,0.148)
0–6h post-dose WM FEV1 at Day 168, L(a)
Difference vs. placebo (95% CI)	0.178* (0.141, 0.216)	0.145* (0.107, 0.182)	0.287* (0.250, 0.324)
UMEC/VI 125/25 vs. monotherapy (95% CI)	0.109* (0.076, 0.141)	0.142* (0.109, 0.175)
TDI focal score at Day 168(a)
Difference vs. placebo (95% CI)	0.4 (-0.1, 0.9)	0.5 (0.0, 1.0)	1.0* 0.5, 1.5
OR vs. placebo (95% CI)	1.7‡ (1.2, 2.4)	1.5‡ (1.0, 2.1)	2,5* (1.7, 3.5)
SGRQ score at Day 168
Difference vs. placebo (95% CI)	-0.31 (-2.46, 1.85)	-0.87 (-3.05, 1.30)	-3.60* (-5.76, -1.44)
OR vs. placebo (95% CI)	1.2 (0.8, 1.7)	1.2 (0.9, 1.7)	1.7† (1.2, 2.4)
Rescue albuterol use at weeks 1–24, puffs/day
Difference vs. placebo (95% CI)	-0.8* (-1.3, -0.4)	-0.8* (-1.2, 0.3)	-1.5* (-1.9, -1.0)

(a)         Values are differences in least squares mean (95% CI); OR, odds ratio (based on proportion of responders according to outcome measure. *p<0.001 vs placebo, † p<0.005 vs placebo, ‡ p<0.05 vs monotherapy. To account for multiplicity across treatment comparisons and endpoints, a step-down closed testing procedure was used.

Safety and pharmacokinetics

•        Headache and nasopharyngitis were the most common AEs reported (Table 3).. The incidence of dry mouth was low (UMEC/VI 125/25 [2%] and <1% for UMEC 125, VI, and placebo).

•        The incidence of SAEs was similar across treatment groups (5–6%). The most common SAE was COPD (<1–3%).

•        Six deaths were reported (2 events of metastatic cancer in the UMEC 125 and VI groups; arteriosclerosis and pneumonia in placebo group; metastatic pancreatic carcinoma in UMEC 125 group; acute myocardial infarction in VI group).

•        No clinically meaningful treatment-related changes in vital signs, ECG, or clinical laboratory parameters were observed for active treatments compared with placebo.

•        There were no differences in the systemic exposure of UMEC 125 or VI when administered in combination or as monotherapy. In addition, patient demographics did not influence PK parameters of either compound.

FIGURE 2: 0–6h POST-DOSE WM FEV1 (ITT POPULATION)

TABLE 3: OVERVIEW OF ADVERSE EVENTS

(ITT POPULATION)

		UMEC	VI	UMEC/VI
	Placebo	125	25	125/25
	N=275	N=407	N=404	N=403
Any on-treatment AEs, n (%)	134 (49)	217 (53)	215 (53)	211 (52)
AEs reported by >3% patients, n (%)
Nasopharyngitis	32 (12)	37 (9)	55 (14)	47 (12)
Headache	32 (12)	37 (9)	41 (10)	41 (10)
Cough	16 (6)	15 (4)	18 (4)	29 (7)
Back pain	13 (5)	17 (4)	10 (2)	10 (2)
Pyrexia	7 (3)	9 (2)	9 (2)	13 (3)
Hypertension	4 (1)	9 (2)	12 (3)	8 (2)
Toothache	7 (3)	12 (3)	10 (2)	4 (<1)
Arthralgia	5 (2)	5 (1)	8 (2)	11 (3)
Upper respiratory tract infection	7 (3)	6 (1)	9 (2)	7 (2)
Dyspnea	9 (3)	5 (1)	10 (2)	4 (<1)
Pain in extremity	5 (2)	8 (2)	12 (3)	3 (<1)
Chronic obstructive pulmonary disease	11 (4)	6 (1)	4 (<1)	6 (1)

CONCLUSIONS

•        Once-daily dosing with UMEC/VI 125/25 improved lung function compared with the UMEC and VI monotherapies, and placebo in patients with COPD. Other assessments supported the efficacy of UMEC/VI 125/25.

•        Safety and tolerability profiles of UMEC/VI 125/25 were similar to the monotherapies and placebo.

•        This study supports the use of UMEC/VI 125/25 as a long-term maintenance treatment in COPD.

REFERENCES

(1)         GOLD 2013. Available at: http://www.Goldcopd.org/ Last accessed March 2013.

(2)         Celli BR, Macnee W. Eur Respir J 2004; 23:932-946.

ACKNOWLEDGEMENTS

•        B.C. has participated in advisory boards for GlaxoSmithKline, Boehringer Ingelheim, Almirall, AstraZeneca, Aeris, DeepBreeze, Takeda, Novartis. GC, SK, RM, MT, CK and AC are employees of GlaxoSmithKline and hold stocks/shares in GlaxoSmithKline.

•        This study was sponsored by GlaxoSmithKline (ClinicalTrials.gov: NCT01313637; protocol number: DB2113361).

•        Editorial support was provided by David Griffiths, PhD (in the form of writing assistance, assembling tables and figures, collating author comments, grammatical editing and referencing), from Fishawack Scientific Communications Ltd, funded by GlaxoSmithKline.

Presented at the Annual Congress of the American Thoracic Society (ATS), Philadelphia, PA, USA, May 17–22, 2013